CERTIFICATION  PURSUANT  TO
                           18  U.S.C.  SECTION  1350,
                            AS  ADOPTED  PURSUANT  TO
              SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2003


IN CONNECTION WITH THE ANNUAL REPORT OF NEW MEDIUM ENTERPRISES, INC. ON FORM 10-Q FOR THE PERIOD ENDING March 31, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), I, ETHEL SCHWARTZ, PRESIDENT & CHIEF EXECUTIVE OFFICER OF NEW MEDIUM ENTERPRISES, INC. CERTIFY, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT:

(1) THE REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED; AND

(2) THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF NEW MEDIUM ENTERPRISES, INC.

/S/  ETHEL  SCHWARTZ
-----------------------
ETHEL  SCHWARTZ
CHIEF  EXECUTIVE  OFFICER
May 6, 2003